                                                                    Exhibit 4(i)

                       NEW ENGLAND LIFE INSURANCE COMPANY
                               501 Boylston Street
                           Boston, Massachusetts 02117


New England Life Insurance Company (referred to as "we, us and our") will make Income Payments as described in this Contract beginning on the Annuity Date.


FREE LOOK PROVISION - RIGHT TO CANCEL

This Contract may be returned for any reason within [10] days after you receive it by mailing or delivering the Contract to either us or the agent who sold it. Return of this Contract by mail is effective on being postmarked, properly addressed and postage prepaid. We will promptly refund your Contract Value as of the Business Day we receive your Contract. Your Contract Value may be more or less than your Purchase Payment.

Signed for the Company.


------------------------------                  ------------------------------
          Secretary                                       President


                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT

                                NONPARTICIPATING

                          READ YOUR CONTRACT CAREFULLY.

          INCOME PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN
        BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE
             VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

                                TABLE OF CONTENTS
                                                                          PAGE
DEFINITIONS...............................................................  4
GENERAL PROVISIONS........................................................  6
ANNUITANT, OWNERSHIP, ASSIGNMENT PROVISIONS...............................  7
BENEFICIARY PROVISIONS....................................................  8
PURCHASE PAYMENT PROVISIONS...............................................  8
CONTRACT VALUE PROVISIONS.................................................  8
SEPARATE ACCOUNT PROVISIONS...............................................  9
TRANSFER PROVISIONS....................................................... 10
DEATH BENEFIT PROVISIONS.................................................. 12
WITHDRAWAL PROVISIONS..................................................... 15
ANNUITY PROVISIONS........................................................ 15
SUSPENSION OR DEFERRAL OF PAYMENTS OR TRANSFERS........................... 18

                      CONTRACT SCHEDULE (STANDARD CLASS)

OWNER: [John Doe]                            SEX: [M]         AGE AT ISSUE: [50]

JOINT OWNER: [Jane Doe]                      SEX: [F]         AGE AT ISSUE: [50]

ANNUITANT: [John Doe]                        SEX: [M]         AGE AT ISSUE: [50]

CONTRACT NUMBER: [12345678]                  ISSUE DATE: [February 15, 2001]

PLAN TYPE:  [Qualified or Non-Qualified]     MATURITY DATE: [May 1, 2040]

PURCHASE PAYMENTS:           [No payment can be made within [7] years of the
                             Maturity Date. For joint owner contracts, no payment can be made after the older contract owner reaches age [86]. We reserve the right to reject any Purchase Payment.

     MINIMUM SUBSEQUENT
     PURCHASE PAYMENT:       [$500.00]

     MAXIMUM TOTAL
     PURCHASE PAYMENTS:      [$1,000,000.00, without our prior approval.]

MINIMUM CONTRACT VALUE:           [$2,000]

BENEFICIARY:                      [As designated by you as of the Issue Date
                                  unless changed in accordance with the Contract provisions.]

PRODUCT CHARGES:
     [SEPARATE ACCOUNT:            We assess certain daily charges equal to
                                   1/365 of the percentages set out below of the average daily net asset value of each Subaccount of the Separate Account:

                                  Asset-Based Insurance Charge:           1.50%
                                  Earnings Preservation Benefit Rider
                                  Charge:                                 0.25%

                                  We reserve the right to impose an increased
                                  Asset-Based Insurance Charge on sub-accounts that we add to the Contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such sub-accounts.

     CONTRACT LEVEL:            We assess a Guaranteed Minimum Income Benefit
                                Rider Charge of 0.35% of the Income Base.]

CONTRACT ADMINISTRATIVE FEE: [The Contract Administrative Fee is [$30.00] each
                             Contract Year. During the Accumulation Period, on the Contract Anniversary the full Contract Administrative Fee is deducted from each applicable Subaccount in the ratio that the Contract Value in the Subaccount bears to the total Contract Value in the Separate Account. On the Annuity Calculation Date, a pro-rata portion of the Contract Administrative Fee will be deducted from the Contract Value as described above for the portion of the Contract Year completed. However, if your Contract Value on the last day of the Contract Year or on the Annuity Calculation Date is at least [$50,000.00], then no Contract Administrative Fee is deducted. If during the Accumulation Period, a total withdrawal is made, the full Contract Administrative Fee will be deducted at the time of the total withdrawal if your Contract Value is less than [$50,000.00]. During the Income Period, we reserve the right to deduct the Contract Administrative Fee, regardless of the size of your Contract, and it will be deducted pro-rata from each Income Payment.]

                                      3-1

SEPARATE ACCOUNT:        [New England Variable Annuity Separate Account]

TRANSFER REQUIREMENTS:
NUMBER PERMITTED: [We reserve the right to limit the number of transfers per Contract Year up to a maximum of [12] (excluding transfers resulting from our Pre-Scheduled Transfer Programs).

Subject to the issuance of a Fixed Account Rider, during the Accumulation Period you may make transfers into the Fixed Account from the Subaccounts, subject to the maximum number of transfers per Contract Year as stated above. There are further limitations on transfers from the Fixed Account to the Subaccounts and transfers from the Subaccounts to the Fixed Account as set forth in the Fixed Account Rider.

During the Income Period, you cannot make transfers from the General Account to the Subaccounts or from the Subaccounts to the General Account.]

TRANSFER FEE: [In the event that [12] transfers are made in a Contract Year, (excluding those related to our Pre-scheduled Transfer programs) we reserve the right to deduct a Transfer Fee of up to $25 for each additional transfer in such Contract Year. The Transfer Fee will be deducted from the Subaccount or Fixed Account from which the transfer is made. However, if the entire interest in an account is being transferred, the Transfer Fee will be deducted from the amount which is transferred.]

MINIMUM AND MAXIMUM AMOUNT TO BE TRANSFERRED: [The minimum amount that may be transferred from a Subaccount is $500.00, or your entire interest in the Subaccount, if less (excluding transfers resulting from our Pre-scheduled Transfer programs).]

WITHDRAWALS: [A Withdrawal Charge is assessed against Purchase Payments withdrawn or applied under annuitization. The Withdrawal Charge is calculated at the time of each withdrawal. Each Purchase Payment is tracked from the date of its receipt. Amounts will be withdrawn from your Contract in the following order:

     1. Earnings in the Contract (Earnings are equal to your Contract Value less Purchase Payments not withdrawn); and then
     2.   The Free Withdrawal Amount described below, if any; then
     3. Purchase Payments not previously withdrawn, in the order such Purchase Payments were made: the oldest Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been withdrawn (First-in-First-out (FIFO) basis).

          Withdrawal Charges are determined in accordance with the following schedule:


                              WITHDRAWAL CHARGES

               NUMBER OF COMPLETE YEARS
               FROM RECEIPT OF PURCHASE PAYMENT                  % CHARGE
               --------------------------------                  --------
               0                                                 7
               1                                                 6
               2                                                 6
               3                                                 5
               4                                                 4
               5                                                 3
               6                                                 2
               7                                                 0
               8                                                 0
               9 and thereafter                                  0

No charge will be deducted in the event of:
1.   Maturity of the Contract; or
2.   Payment of the Death Proceeds; or
3. Annuitization, if the proceeds are applied: for a period of at least 15 years to the Income for Specified Number of Years Option or to the Income Payment to Age 100 Option; or to the Life Income Option; or to the Life Income for Two Lives Option. If the Withdrawal Charge was waived when the Adjusted Contract Value was applied to an Annuity Option, the commuted value will be reduced by a portion of the charge that was waived.]
4.   Any waiver included subject to the issuance of a Rider.

                                      3-2

[FREE WITHDRAWAL AMOUNT: Each Contract Year after the first, you can make a withdrawal of a portion of your Contract Value free from any Withdrawal Charge. The Free Withdrawal Amount each Contract Year is equal to 10% of total Purchase Payments, less the total Free Withdrawal Amount previously withdrawn in the same Contract Year. This right is non-cumulative.]

MINIMUM PARTIAL WITHDRAWAL: [$500.00, or your entire interest in the Fixed Account or Subaccount.]

MINIMUM WITHDRAWAL VALUE WHICH MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL:  [$2,000.00]

ANNUITIZATION INFORMATION:
-------------------------

[1. The Maturity Date must be the first day of a calendar month. Unless otherwise designated by you, the Maturity Date will be the later of the first day of the calendar month following the Annuitant's [95/th/] birthday or ten years from the Issue Date.

2. For Variable Annuity Payments, the Variable Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback and an Assumed Investment Return (AIR) of 3.50%.

3. For Fixed Annuity Payments, the Fixed Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback with interest at the Minimum Guaranteed Interest Rate for the Fixed Account.]

[FIXED ACCOUNT:

          INITIAL INTEREST RATE:      INITIAL GUARANTEE PERIOD EXPIRES:
          4.60%                       02/15/02

          MINIMUM GUARANTEED INTEREST RATE: 3.00% annually]

ADMINISTRATIVE OFFICE:

New England Life Insurance Company
[P.O. Box   ----
Boston, MA  02116
(800) 999-9999

ENDORSEMENTS AND RIDERS ATTACHED TO THIS CONTRACT:

          [Fixed Account Rider for Variable Annuity
          Death Benefit Rider- Greater of Annual Step-up or 5% Annual Increase Guaranteed Minimum Income Benefit Rider
          Earnings Preservation Benefit Rider]

                                     3-3

                        CONTRACT SCHEDULE (WITH BONUS)

OWNER: [John Doe]                             SEX: [M]  AGE AT ISSUE: [50]

JOINT OWNER: [Jane Doe]                       SEX: [F]  AGE AT ISSUE: [50]

ANNUITANT: [John Doe]                         SEX: [M]  AGE AT ISSUE: [50]

CONTRACT NUMBER: [12345678]                   ISSUE DATE: [February 15, 2001]

PLAN TYPE: [Qualified or Non-Qualified]       MATURITY DATE: [May 1, 2040]

PURCHASE PAYMENTS:            [[No payment can be made within [9] years of the
                              Maturity Date. For joint owner contracts, no payment can be made after the older contract owner reaches age [86]. We reserve the right to reject any Purchase Payment.

     MINIMUM SUBSEQUENT
     PURCHASE PAYMENT:        [$500.00]

     MAXIMUM TOTAL
     PURCHASE PAYMENTS:       [$1,000,000.00, without our prior approval.]

     [PURCHASE PAYMENT
     CREDITS: [4%] of each Purchase Payment for cumulative Purchase Payments received during the first Contract Year.]

MINIMUM CONTRACT VALUE:           [$2,000]

BENEFICIARY:                      [As designated by you as of the Issue Date
                                  unless changed in accordance with the Contract provisions.]

PRODUCT CHARGES:
     [SEPARATE ACCOUNT:             We assess certain daily charges equal to
                                    1/365 of the percentages set out below of the average daily net asset value of each Subaccount of the Separate Account:

                                  Asset-Based Insurance Charge:        1.85%
                                  Earnings Preservation Benefit Rider
                                  Charge:                              0.25%

                                  We reserve the right to impose an increased
                                  Asset-Based Insurance Charge on sub-accounts that we add to the Contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such sub-accounts.

     CONTRACT LEVEL:              We assess a Guaranteed Minimum Income Benefit
                                  Rider Charge of 0.35% of the Income Base.]

CONTRACT ADMINISTRATIVE FEE:  [The Contract Administrative Fee is [$30.00] each
                              Contract Year. During the Accumulation Period, on the Contract Anniversary the full Contract Administrative Fee is deducted from each applicable Subaccount in the ratio that the Contract Value in the Subaccount bears to the total Contract Value in the Separate Account. On the Annuity Calculation Date, a pro-rata portion of the Contract Administrative Fee will be deducted from the Contract Value as described above for the portion of the Contract Year completed. However, if your Contract Value on the last day of the Contract Year or on the Annuity Calculation Date is at least [$50,000.00], then no Contract Administrative Fee is deducted. If during the Accumulation Period, a total withdrawal is made, the full Contract Administrative Fee will be deducted at the time of the total withdrawal if your Contract Value is less than [$50,000.00]. During the Income Period, we reserve the right to deduct the Contract Administrative Fee, regardless of the size of your Contract, and it will be deducted pro-rata from each Income Payment.]

                                      3-4

SEPARATE ACCOUNT:   [New England Variable Annuity Separate Account]

TRANSFER REQUIREMENTS:
NUMBER PERMITTED: [We reserve the right to limit the number of transfers per Contract Year up to a maximum of [12] (excluding transfers resulting from our Pre-Scheduled Transfer Programs).

Subject to the issuance of a Fixed Account Rider, during the Accumulation Period you may make transfers into the Fixed Account from the Subaccounts, subject to the maximum number of transfers per Contract Year as stated above. There are further limitations on transfers from the Fixed Account to the Subaccounts and transfers from the Subaccounts to the Fixed Account as set forth in the Fixed Account Rider.

During the Income Period, you cannot make transfers from the General Account to the Subaccounts or from the Subaccounts to the General Account.]

TRANSFER FEE: [In the event that [12] transfers are made in a Contract Year, (excluding those related to our Pre-scheduled Transfer programs) we reserve the right to deduct a Transfer Fee of up to $25 for each additional transfer in such Contract Year. The Transfer Fee will be deducted from the Subaccount or Fixed Account from which the transfer is made. However, if the entire interest in an account is being transferred, the Transfer Fee will be deducted from the amount which is transferred.]

MINIMUM AND MAXIMUM AMOUNT TO BE TRANSFERRED: [The minimum amount that may be transferred from a Subaccount is $500.00, or your entire interest in the Subaccount, if less (excluding transfers resulting from our Pre-scheduled Transfer programs).]

WITHDRAWALS: [A Withdrawal Charge is assessed against Purchase Payments withdrawn or applied under annuitization. The Withdrawal Charge is calculated at the time of each withdrawal. Each Purchase Payment is tracked from the date of its receipt. Amounts will be withdrawn from your Contract in the following order:

1. Earnings in the Contract (Earnings are equal to your Contract Value less Purchase Payments not withdrawn); and then
2.   The Free Withdrawal Amount described below, if any; then
3. Purchase Payments not previously withdrawn, in the order such Purchase Payments were made: the oldest Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been withdrawn (First-in-First-out (FIFO) basis).

     Withdrawal Charges are determined in accordance with the following schedule:


                               WITHDRAWAL CHARGES

          NUMBER OF COMPLETE YEARS
          FROM RECEIPT OF PURCHASE PAYMENT        % CHARGE
          ----------------------------------      --------
          0                                       8
          1                                       8
          2                                       8
          3                                       7
          4                                       6
          5                                       5
          6                                       4
          7                                       3
          8                                       2
          9 and thereafter                        0

No charge will be deducted in the event of:
1.   Maturity of the Contract; or
2.   Payment of the Death Proceeds; or
3. Annuitization, if the proceeds are applied: for a period of at least 15 years to the Income for Specified Number of Years Option or to the Income Payment to Age 100 Option; or to the Life Income Option; or to the Life Income for Two Lives Option. If the Withdrawal Charge was waived when the Adjusted Contract Value was applied to an Annuity Option, the commuted value will be reduced by a portion of the charge that was waived.]

                                      3-5

4.  Any waiver included subject to the issuance of a Rider.

[FREE WITHDRAWAL AMOUNT: Each Contract Year after the first, you can make a withdrawal of a portion of your Contract Value free from any Withdrawal Charge. The Free Withdrawal Amount each Contract Year is equal to 10% of total Purchase Payments, less the total Free Withdrawal Amount previously withdrawn in the same Contract Year. This right is non-cummulative.]

MINIMUM PARTIAL WITHDRAWAL: [$500.00, or your entire interest in the Fixed Account or Subaccount.]

MINIMUM WITHDRAWAL VALUE WHICH MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL:  [$2,000.00]

ANNUITIZATION INFORMATION:
-------------------------
[1. The Maturity Date must be the first day of a calendar month. Unless otherwise designated by you, the Maturity Date will be the later of the first day of the calendar month following the Annuitant's [95/th/] birthday or ten years from the Issue Date.

2. For Variable Annuity Payments, the Variable Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback and an Assumed Investment Return (AIR) of 3.50%.

3. For Fixed Annuity Payments, the Fixed Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback with interest at the Minimum Guaranteed Interest Rate for the Fixed Account.]

[FIXED ACCOUNT:

     INITIAL INTEREST RATE:            INITIAL GUARANTEE PERIOD EXPIRES:
     4.60%                             02/15/02

     MINIMUM GUARANTEED INTEREST RATE: 3.00% annually]

ADMINISTRATIVE OFFICE:

New England Life Insurance Company
[P.O. Box  ----
Boston, MA  02116
(800) 999-9999

ENDORSEMENTS AND RIDERS ATTACHED TO THIS CONTRACT:

     [Fixed Account Rider for Variable Annuity
     Death Benefit Rider- Greater of Annual Step-up or 5% Annual Increase Guaranteed Minimum Income Benefit Rider
     Earnings Preservation Benefit Rider]

                                      3-6

                          CONTRACT SCHEDULE (C CLASS)



OWNER: [John Doe]                             SEX: [M]  AGE AT ISSUE: [50]

JOINT OWNER: [Jane Doe]                       SEX: [F]  AGE AT ISSUE: [50]

ANNUITANT: [John Doe]                         SEX: [M]  AGE AT ISSUE: [50]

CONTRACT NUMBER: [12345678]                   ISSUE DATE: [February 15, 2001]

PLAN TYPE:  [Qualified or Non-Qualified]      MATURITY DATE: [May 1, 2040]

PURCHASE PAYMENTS:            For joint owner contracts, no payment can be made
                              after the older contract owner reaches age [86].
                              We reserve the right to reject any Purchase
                              Payment.

     MINIMUM SUBSEQUENT
     PURCHASE PAYMENT:        [$500.00]

     MAXIMUM TOTAL
     PURCHASE PAYMENTS:       [$1,000,000.00, without our prior approval.]

MINIMUM CONTRACT VALUE:            [$2,000]

BENEFICIARY:                       [As designated by you as of the Issue Date
                                   unless changed in accordance with the
                                   Contract provisions.]

PRODUCT CHARGES:
     [SEPARATE ACCOUNT:                 We assess certain daily charges equal to
                                        1/365 of the percentages set out below
                                        of the average daily net asset value of
                                        each Subaccount of the Separate Account:

                                  Asset-Based Insurance Charge:        1.85%
                                  Earnings Preservation Benefit Rider
                                  Charge:                              0.25%

                                  We reserve the right to impose an increased
                                  Asset-Based Insurance Charge on sub-accounts that we add to the Contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such sub-accounts.

     CONTRACT LEVEL:            We assess a Guaranteed Minimum Income Benefit
                                Rider Charge of 0.35% of the Income Base.]

CONTRACT ADMINISTRATIVE FEE:  [The Contract Administrative Fee is [$30.00] each
                              Contract Year. During the Accumulation Period, on the Contract Anniversary the full Contract Administrative Fee is deducted from each applicable Subaccount in the ratio that the Contract Value in the Subaccount bears to the total Contract Value in the Separate Account. On the Annuity Calculation Date, a pro-rata portion of the Contract Administrative Fee will be deducted from the Contract Value as described above for the portion of the Contract Year completed. However, if your Contract Value on the last day of the Contract Year or on the Annuity Calculation Date is at least [$50,000.00], then no Contract Administrative Fee is deducted. If during the Accumulation Period, a total withdrawal is made, the full Contract Administrative Fee will be deducted at the time of the total withdrawal if your Contract Value is less than [$50,000.00]. During the Income Period, we reserve the right to deduct the Contract Administrative Fee, regardless of the size of your Contract, and it will be deducted pro-rata from each Income Payment.]

                                      3-7

SEPARATE ACCOUNT:   [New England Variable Annuity Separate Account]

TRANSFER REQUIREMENTS:
NUMBER PERMITTED: [We reserve the right to limit the number of transfers per Contract Year up to a maximum of [12] (excluding transfers resulting from our Pre-Scheduled Transfer Programs).

Subject to the issuance of a Fixed Account Rider, during the Accumulation Period you may make transfers into the Fixed Account from the Subaccounts, subject to the maximum number of transfers per Contract Year as stated above. There are further limitations on transfers from the Fixed Account to the Subaccounts and transfers from the Subaccounts to the Fixed Account as set forth in the Fixed Account Rider.

During the Income Period, you cannot make transfers from the General Account to the Subaccounts or from the Subaccounts to the General Account.]

TRANSFER FEE: [In the event that [12] transfers are made in a Contract Year, (excluding those related to our Pre-scheduled Transfer programs) we reserve the right to deduct a Transfer Fee of up to $25 for each additional transfer in such Contract Year. The Transfer Fee will be deducted from the Subaccount or Fixed Account from which the transfer is made. However, if the entire interest in an account is being transferred, the Transfer Fee will be deducted from the amount which is transferred.]

MINIMUM AND MAXIMUM AMOUNT TO BE TRANSFERRED: [The minimum amount that may be transferred from a Subaccount is $500.00, or your entire interest in the Subaccount, if less (excluding transfers resulting from our Pre-scheduled Transfer programs).]

WITHDRAWALS: [Amounts will be withdrawn from your Contract in the following order:
     1. Earnings in the Contract (Earnings are equal to your Contract Value less Purchase Payments not withdrawn); and then
     2.   The Free Withdrawal Amount described below, if any; then
     3. Purchase Payments not previously withdrawn, in the order such Purchase Payments were made: the oldest Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been withdrawn (First-in-First-out (FIFO) basis).

MINIMUM PARTIAL WITHDRAWAL: [$500.00, or your entire interest in the Fixed Account or Subaccount.]

MINIMUM WITHDRAWAL VALUE WHICH MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL:  [$2,000.00]

ANNUITIZATION INFORMATION:
-------------------------
[1. The Maturity Date must be the first day of a calendar month. Unless otherwise designated by you, the Maturity Date will be the later of the first day of the calendar month following the Annuitant's [95/th/] birthday or ten years from the Issue Date.

2. For Variable Annuity Payments, the Variable Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback and an Assumed Investment Return (AIR) of 3.50%.

3. For Fixed Annuity Payments, the Fixed Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback with interest at the Minimum Guaranteed Interest Rate for the Fixed Account.]

[FIXED ACCOUNT:

     INITIAL INTEREST RATE:      INITIAL GUARANTEE PERIOD EXPIRES:
     4.60%                       02/15/02

     MINIMUM GUARANTEED INTEREST RATE: 3.00% annually]

ADMINISTRATIVE OFFICE:

New England Life Insurance Company
[P.O. Box   ----
Boston, MA  02116
(800) 999-9999

                                      3-8

ENDORSEMENTS AND RIDERS ATTACHED TO THIS CONTRACT:

     [Fixed Account Rider for Variable Annuity
     Death Benefit Rider- Greater of Annual Step-up or 5% Annual Increase Guaranteed Minimum Income Benefit Rider
     Earnings Preservation Benefit Rider]

                                      3-9

                          CONTRACT SCHEDULE (L CLASS)


OWNER: [John Doe]                                SEX: [M]  AGE AT ISSUE: [50]

JOINT OWNER: [Jane Doe]                          SEX: [F]  AGE AT ISSUE: [50]

ANNUITANT: [John Doe]                            SEX: [M]  AGE AT ISSUE: [50]

CONTRACT NUMBER: [12345678]                      ISSUE DATE: [February 15, 2001]

PLAN TYPE: [Qualified or Non-Qualified]          MATURITY DATE: [May 1, 2040]

PURCHASE PAYMENTS:       [No payment can be made within [3] years of the
                         Maturity Date. For joint owner contracts, no payment can be made after the older contract owner reaches age
                         [86].  We reserve the right to reject any Purchase
                         Payment.

     MINIMUM SUBSEQUENT
     PURCHASE PAYMENT:   [$500.00]

     MAXIMUM TOTAL
     PURCHASE PAYMENTS:  [$1,000,000.00, without our prior approval.]

MINIMUM CONTRACT VALUE:        [$2,000]

BENEFICIARY:                   [As designated by you as of the Issue Date unless
                                changed in accordance with the Contract
                                provisions.]

PRODUCT CHARGES:
     [SEPARATE ACCOUNT:          We assess certain daily charges equal to 1/365
                                 of the percentages set out below of the average daily net asset value of each Subaccount of the Separate Account:

                                  Asset-Based Insurance Charge:           1.75%
                                  Earnings Preservation Benefit
                                  Rider Charge:                           0.25%

                                  We reserve the right to impose an increased
                                  Asset-Based Insurance Charge on sub-accounts that we add to the Contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such sub-accounts.


     CONTRACT LEVEL:            We assess a Guaranteed Minimum Income Benefit
                                Rider Charge of 0.35% of the Income Base.]

CONTRACT ADMINISTRATIVE FEE:  [The Contract Administrative Fee is [$30.00] each
                              Contract Year. During the Accumulation Period, on the Contract Anniversary the full Contract Administrative Fee is deducted from each applicable Subaccount in the ratio that the Contract Value in the Subaccount bears to the total Contract Value in the Separate Account. On the Annuity Calculation Date, a pro-rata portion of the Contract Administrative Fee will be deducted from the Contract Value as described above for the portion of the Contract Year completed. However, if your Contract Value on the last day of the Contract Year or on the Annuity Calculation Date is at least [$50,000.00], then no Contract Administrative Fee is deducted. If during the Accumulation Period, a total withdrawal is made, the full Contract Administrative Fee will be deducted at the time of the total withdrawal if your Contract Value is less than [$50,000.00]. During the Income Period, we reserve the right to deduct the Contract Administrative Fee, regardless of the size of your Contract, and it will be deducted pro-rata from each Income Payment.]

                                     3-10

SEPARATE ACCOUNT:   [New England Variable Annuity Separate Account]

TRANSFER REQUIREMENTS:

NUMBER PERMITTED: [We reserve the right to limit the number of transfers per Contract Year up to a maximum of [12] (excluding transfers resulting from our Pre-Scheduled Transfer Programs).

Subject to the issuance of a Fixed Account Rider, during the Accumulation Period you may make transfers into the Fixed Account from the Subaccounts, subject to the maximum number of transfers per Contract Year as stated above. There are further limitations on transfers from the Fixed Account to the Subaccounts and transfers from the Subaccounts to the Fixed Account as set forth in the Fixed Account Rider.

During the Income Period, you cannot make transfers from the General Account to the Subaccounts or from the Subaccounts to the General Account.]

TRANSFER FEE: [In the event that [12] transfers are made in a Contract Year, (excluding those related to our Pre-scheduled Transfer programs) we reserve the right to deduct a Transfer Fee of up to $25 for each additional transfer in such Contract Year. The Transfer Fee will be deducted from the Subaccount or Fixed Account from which the transfer is made. However, if the entire interest in an account is being transferred, the Transfer Fee will be deducted from the amount which is transferred.]

MINIMUM AND MAXIMUM AMOUNT TO BE TRANSFERRED: [The minimum amount that may be transferred from a Subaccount is $500.00, or your entire interest in the Subaccount, if less (excluding transfers resulting from our Pre-scheduled Transfer programs).]

WITHDRAWALS: [A Withdrawal Charge is assessed against Purchase Payments withdrawn or applied under annuitization. The Withdrawal Charge is calculated at the time of each withdrawal. Each Purchase Payment is tracked from the date of its receipt. Amounts will be withdrawn from your Contract in the following order:
     1. Earnings in the Contract (Earnings are equal to your Contract Value less Purchase Payments not withdrawn); and then
     2.   The Free Withdrawal Amount described below, if any; then
     3. Purchase Payments not previously withdrawn, in the order such Purchase Payments were made: the oldest Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been withdrawn (First-in-First-out (FIFO) basis).

          Withdrawal Charges are determined in accordance with the following schedule:


                              WITHDRAWAL CHARGES


              NUMBER OF COMPLETE YEARS
              FROM RECEIPT OF PURCHASE PAYMENT                % CHARGE
              ----------------------------------              --------
              0                                               7
              1                                               6
              2                                               6
              3                                               0
              4                                               0
              5                                               0
              6                                               0
              7                                               0
              8                                               0
              9 and thereafter                                0

No charge will be deducted in the event of:
1.  Maturity of the Contract; or
2.  Payment of the Death Proceeds; or
3. Annuitization, if the proceeds are applied: for a period of at least 15 years to the Income for Specified Number of Years Option or to the Income Payment to Age 100 Option; or to the Life Income Option; or to the Life Income for Two Lives Option. If the Withdrawal Charge was waived when the Adjusted Contract Value was applied to an Annuity Option, the commuted value will be reduced by a portion of the charge that was waived.]
4.  Any waiver included subject to the issuance of a Rider.

                                     3-11

[FREE WITHDRAWAL AMOUNT: Each Contract Year after the first, you can make a withdrawal of a portion of your Contract Value free from any Withdrawal Charge. The Free Withdrawal Amount each Contract Year is equal to 10% of total Purchase Payments, less the total Free Withdrawal Amount previously withdrawn in the same Contract Year. This right is non-cumulative.]

MINIMUM PARTIAL WITHDRAWAL:UP [$500.00, or your entire interest in the Fixed Account or Subaccount.]

MINIMUM WITHDRAWAL VALUE WHICH MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL:  [$2,000.00]

ANNUITIZATION INFORMATION:
-------------------------
[1. The Maturity Date must be the first day of a calendar month. Unless otherwise designated by you, the Maturity Date will be the later of the first day of the calendar month following the Annuitant's [95/th/] birthday or ten years from the Issue Date.

2. For Variable Annuity Payments, the Variable Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback and an Assumed Investment Return (AIR) of 3.50%.

3. For Fixed Annuity Payments, the Fixed Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback with interest at the Minimum Guaranteed Interest Rate for the Fixed Account.]

[FIXED ACCOUNT:

     INITIAL INTEREST RATE:      INITIAL GUARANTEE PERIOD EXPIRES:
     4.60%                       02/15/02

     MINIMUM GUARANTEED INTEREST RATE: 3.00% annually]

ADMINISTRATIVE OFFICE:

New England Life Insurance Company
[P.O. Box   -----
Boston, MA  02116
(800) 999-9999

ENDORSEMENTS AND RIDERS ATTACHED TO THIS CONTRACT:

  [Fixed Account Rider for Variable Annuity
  Death Benefit Rider- Greater of Annual Step-up or 5% Annual Increase Guaranteed Minimum Income Benefit Rider
  Earnings Preservation Benefit Rider]

                                     3-12

                          CONTRACT SCHEDULE (P Class)


OWNER: [John Doe]                              SEX: [M]     AGE AT ISSUE: [50]

JOINT OWNER: [Jane Doe]                        SEX: [F]     AGE AT ISSUE: [50]

ANNUITANT: [John Doe]                          SEX: [M]     AGE AT ISSUE: [50]

CONTRACT NUMBER: [12345678]                    ISSUE DATE: [February 15, 2001]

PLAN TYPE: [Qualified or Non-Qualified]        MATURITY DATE: [May 1, 2040]

PURCHASE PAYMENTS:            [No payment can be made within [9] years of the
                              Maturity Date. For joint owner contracts, no payment can be made after the older contract owner reaches age [86]. We reserve the right to reject any Purchase Payment.

     MINIMUM SUBSEQUENT
     PURCHASE PAYMENT:        [$500.00]

     MAXIMUM TOTAL
     PURCHASE PAYMENTS:       [$1,000,000.00, without our prior approval.]

MINIMUM CONTRACT VALUE:             [$2,000]

BENEFICIARY:                        [As designated by you as of the Issue Date
                                    unless changed in accordance with the
                                    Contract provisions.]

PRODUCT CHARGES:
     [SEPARATE ACCOUNT:               We assess certain daily charges equal to
                                      1/365 of the percentages set out below of the average daily net asset value of each Subaccount of the Separate Account:

                                  Asset-Based Insurance Charge:         1.40%
                                  Earnings Preservation Benefit Rider
                                  Charge:                               0.25%

                                  We reserve the right to impose an increased
                                  Asset-Based Insurance Charge on sub-accounts that we add to the Contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such sub-accounts.

     CONTRACT LEVEL:              We assess a Guaranteed Minimum Income Benefit
                                  Rider Charge of 0.35% of the Income Base.]

CONTRACT ADMINISTRATIVE FEE:  [The Contract Administrative Fee is [$30.00] each
                              Contract Year. During the Accumulation Period, on the Contract Anniversary the full Contract Administrative Fee is deducted from each applicable Subaccount in the ratio that the Contract Value in the Subaccount bears to the total Contract Value in the Separate Account. On the Annuity Calculation Date, a pro-rata portion of the Contract Administrative Fee will be deducted from the Contract Value as described above for the portion of the Contract Year completed. However, if your Contract Value on the last day of the Contract Year or on the Annuity Calculation Date is at least [$50,000.00], then no Contract Administrative Fee is deducted. If during the Accumulation Period, a total withdrawal is made, the full Contract Administrative Fee will be deducted at the time of the total withdrawal if your Contract Value is less than [$50,000.00]. During the Income Period, we reserve the right to deduct the Contract Administrative Fee, regardless of the size of your Contract, and it will be deducted pro-rata from each Income Payment.]

                                     3-13

SEPARATE ACCOUNT:   [New England Variable Annuity Separate Account]

TRANSFER REQUIREMENTS:
NUMBER PERMITTED: [We reserve the right to limit the number of transfers per Contract Year up to a maximum of [12] (excluding transfers resulting from our Pre-Scheduled Transfer Programs).

Subject to the issuance of a Fixed Account Rider, during the Accumulation Period you may make transfers into the Fixed Account from the Subaccounts, subject to the maximum number of transfers per Contract Year as stated above. There are further limitations on transfers from the Fixed Account to the Subaccounts and transfers from the Subaccounts to the Fixed Account as set forth in the Fixed Account Rider.

During the Income Period, you cannot make transfers from the General Account to the Subaccounts or from the Subaccounts to the General Account.]

TRANSFER FEE: [In the event that [12] transfers are made in a Contract Year, (excluding those related to our Pre-scheduled Transfer programs) we reserve the right to deduct a Transfer Fee of up to $25 for each additional transfer in such Contract Year. The Transfer Fee will be deducted from the Subaccount or Fixed Account from which the transfer is made. However, if the entire interest in an account is being transferred, the Transfer Fee will be deducted from the amount which is transferred.]

MINIMUM AND MAXIMUM AMOUNT TO BE TRANSFERRED: [The minimum amount that may be transferred from a Subaccount is $500.00, or your entire interest in the Subaccount, if less (excluding transfers resulting from our Pre-scheduled Transfer programs).]

WITHDRAWALS: [A Withdrawal Charge is assessed against Purchase Payments withdrawn or applied under annuitization. The Withdrawal Charge is calculated at the time of each withdrawal. Each Purchase Payment is tracked from the date of its receipt. Amounts will be withdrawn from your Contract in the following order:

1. Earnings in the Contract (Earnings are equal to your Contract Value less Purchase Payments not withdrawn); and then
2.   The Free Withdrawal Amount described below, if any; then
3. Purchase Payments not previously withdrawn, in the order such Purchase Payments were made: the oldest Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been withdrawn (First-in-First-out (FIFO) basis).

     Withdrawal Charges are determined in accordance with the following schedule:


                              WITHDRAWAL CHARGES

               NUMBER OF COMPLETE YEARS
               FROM RECEIPT OF PURCHASE PAYMENT        % CHARGE
               ----------------------------------      --------
               0                                       8
               1                                       8
               2                                       8
               3                                       7
               4                                       6
               5                                       5
               6                                       4
               7                                       3
               8                                       2
               9 and thereafter                        0

No charge will be deducted in the event of:
1.  Maturity of the Contract; or
2.  Payment of the Death Proceeds; or
3. Annuitization, if the proceeds are applied: for a period of at least 15 years to the Income for Specified Number of Years Option or to the Income Payment to Age 100 Option; or to the Life Income Option; or to the Life Income for Two Lives Option. If the Withdrawal Charge was waived when the Adjusted Contract Value was applied to an Annuity Option, the commuted value will be reduced by a portion of the charge that was waived.]

                                     3-14

4.  Any waiver included subject to the issuance of a Rider.
-----------------------------------------------------------

[FREE WITHDRAWAL AMOUNT: Each Contract Year after the first, you can make a withdrawal of a portion of your Contract Value free from any Withdrawal Charge. The Free Withdrawal Amount each Contract Year is equal to 10% of total Purchase Payments, less the total Free Withdrawal Amount previously withdrawn in the same Contract Year. This right is non-cumulative.]

MINIMUM PARTIAL WITHDRAWAL: [$500.00, or your entire interest in the Fixed Account or Subaccount.]

MINIMUM WITHDRAWAL VALUE WHICH MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL:  [$2,000.00]

ANNUITIZATION INFORMATION:
-------------------------
[1. The Maturity Date must be the first day of a calendar month. Unless otherwise designated by you, the Maturity Date will be the later of the first day of the calendar month following the Annuitant's [95/th/] birthday or ten years from the Issue Date.

2. For Variable Annuity Payments, the Variable Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback and an Assumed Investment Return (AIR) of 3.50%.

3. For Fixed Annuity Payments, the Fixed Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback with interest at the Minimum Guaranteed Interest Rate for the Fixed Account.]

[FIXED ACCOUNT:

     INITIAL INTEREST RATE:        INITIAL GUARANTEE PERIOD EXPIRES:
     4.60%                         02/15/02

     MINIMUM GUARANTEED INTEREST RATE: 3.00% annually]

ADMINISTRATIVE OFFICE:

New England Life Insurance Company
[P.O. Box  -----
Boston, MA 02116
(800) 999-9999

ENDORSEMENTS AND RIDERS ATTACHED TO THIS CONTRACT:

     [Fixed Account Rider for Variable Annuity
     Death Benefit Rider- Greater of Annual Step-up or 5% Annual Increase Guaranteed Minimum Income Benefit Rider
     Earnings Preservation Benefit Rider]

                                     3-15

                                   DEFINITIONS

ACCUMULATION UNIT - A unit of measure used to calculate the portion of your Contract Value in a Subaccount of the Separate Account during the Accumulation Period.

ACCUMULATION PERIOD - A period prior to an Annuity Date during which you can make Purchase Payments.

ADMINISTRATIVE OFFICE - The office indicated on the Contract Schedule to which notices, requests and Purchase Payments must be sent, or as otherwise directed by notice from us.

ANNUITANT - The natural person(s) on whose life Income Payments are based. Any reference to Annuitant shall also include any Joint Annuitant under an Annuity Option.

ANNUITY DATE - A date on which you choose to begin receiving Income Payments. If you do not choose a date the Annuity Date will be no later than the Maturity Date shown on the Contract Schedule, which is the later of (i) the date when the older of the Owner or the Annuitant at his or her nearest birthday would be age 95 (or the maximum age permitted by state law, if less), or (ii) ten (10) years from the Issue Date.

ANNUITY UNIT - A unit of measure used to calculate Variable Income Payments after the Annuity Date.

ATTAINED AGE - The age of any Owner, Beneficiary or Annuitant on his/her last birthday.

BENEFICIARY - The person(s) you name to receive a death benefit payable under this Contract upon the death of the Owner or a Joint Owner, or in certain circumstances, an Annuitant.

BUSINESS DAY - Each day that the New York Stock Exchange is open for business. The Separate Account will be valued each Business Day. A Business Day ends as of the close of regular trading on the New York Stock Exchange.

COMPANY - New England Life Insurance Company.

CONTRACT ANNIVERSARY - An anniversary of the Issue Date of this Contract.

CONTRACT VALUE - The sum of your interests in the Subaccounts of the Separate Account (and your interests in any other accounts that may be included by Rider and shown on the Contract Schedule).

CONTRACT YEAR - A one-year period starting on the Issue Date and on each Contract Anniversary thereafter.

FIXED INCOME PAYMENTS - A series of payments made by us during the Income Period, which we guarantee as to dollar amount.

INCOME PAYMENTS - The series of payments made to the Owner or other named payee after the Annuity Date under the Annuity Option.

INCOME PERIOD - The period starting on an Annuity Date during which Income Payments are payable.

ISSUE DATE - The date this Contract was issued. The Issue Date is shown on the Contract Schedule.

JOINT OWNER - If there is more than one Owner, each Owner shall be a Joint Owner of the Contract.

NOTICE - Any form of communication providing information we need, either in a signed writing or another manner that we approve in advance. All Notices to us must be sent to our Administrative Office and received in good order. To be effective for a Business Day, a Notice must be received in good order prior to the end of that Business Day.

OWNER - The person(s) entitled to the ownership rights under this Contract. If Joint Owners are named, all references to Owner shall mean Joint Owners. (Referred to as "you or yours.")

PORTFOLIOS - The investment choices available to the Subaccounts of the Separate Account.

PURCHASE PAYMENT - Any amount paid to us under this Contract as consideration for the benefits it provides.

SEPARATE ACCOUNT - A segregated asset account of the Company designated on the Contract Schedule.

SUBACCOUNT - Separate Account assets are divided into Subaccounts. Assets of each Subaccount will be invested in shares of a Portfolio.

VARIABLE INCOME PAYMENTS - A series of payments made by us during the Income Period which vary in amount with the investment experience of each applicable Subaccount.

WITHDRAWAL VALUE - The Contract Value less any applicable withdrawal charge, less any Premium and Other Taxes, and less any applicable charges and fees as described in the Contract Schedule or any Rider.

                               GENERAL PROVISIONS

THE CONTRACT - The entire contract consists of this Contract, any Riders or Endorsements attached to this Contract. We may require this Contract to be returned to us prior to the payment of any benefit. It is important to review any Riders or Endorsements included with this Contract. In any case of conflict with any provision of this Contract and the provisions of the Rider or Endorsement the provisions of the Rider or Endorsement will control.

NON-PARTICIPATING - This Contract will not share in any distribution by us of Company dividends.

MISSTATEMENT OF AGE OR SEX - We may require proof of age or sex of the Annuitant, Owner or Beneficiary before making any payments under this Contract that are measured by the Annuitant's, Owner's or Beneficiary's life. If the age or sex of the Annuitant, Owner or Beneficiary has been misstated, the amount payable will be the amount that the Contract Value would have provided at the correct age and sex.

Once Income Payments have begun, any underpayments will be made up in one sum with the next Income Payment or in any other manner agreed to by us. Any overpayments will be deducted from future Income Payments until the total is repaid.

PROTECTION OF PROCEEDS - The Contract and payments under it will be exempt from the claims of creditors to the extent allowed by law.

REPORTS - At least once each year we will furnish you with a report showing the Contract Value and any other information as may be required by law. Reports will be sent to your last known address.

PREMIUM AND OTHER TAXES - We reserve the right to deduct from the Purchase Payments or Contract Value any taxes paid by us to any governmental entity relating to this Contract (including without limitation: premium taxes, federal, state and local withholding of income, estate, inheritance and other taxes required by law, and any new or increased state income taxes that may be enacted into law). We will, at our sole discretion, determine when taxes relate to the Contract, including for example when they have resulted from: the investment experience of the Separate Account; receipt by us of the Purchase Payments; commencement of Income Payments, payment of death benefits; or partial and full withdrawals; and any new or increased taxes which become effective that are imposed on us and which relate to Purchase Payments, Earnings, gains and losses, fees and charges under the Contract. We may, at our sole discretion pay taxes when due and make a deduction from the Contract Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EVIDENCE OF SURVIVAL - We may require proof that any person(s) on whose life Income Payments are based is alive. We reserve the right to discontinue Income Payments until satisfactory proof is received.

MODIFICATION OF CONTRACT - This Contract may be changed by us in order to maintain compliance with applicable state and federal law. This Contract may be changed or altered only in a writing signed by our President or a Vice President and/or Secretary.

INACTIVE CONTRACT - We may terminate this Contract by paying you the Contract Value, in one sum if prior to the Annuity Date, you make no Purchase Payments for three consecutive Contract Years, the total amount of Purchase Payments made, less any partial withdrawals, is less than $2,000, and the Contract Value on or after the end of such three year period is less than $2,000.


                  ANNUITANT, OWNERSHIP, ASSIGNMENT PROVISIONS

OWNER - You, as the Owner, have all the interest and rights under this Contract. The Owner is the person designated on the Contract Schedule, unless changed.

You may change the Owner at any time. A request for change must be by Notice and will become effective as of the date the Notice is signed. A new designation of Owner will not apply to any payment made or action taken by us prior to the time the new designation was recorded at our Administrative Office. Any change of Owner is subject to our underwriting rules in effect at the time of the request.

JOINT OWNER - A Contract may be owned by Joint Owners, limited to two natural persons. Joint Owners have equal ownership rights and must both authorize any exercise of those ownership rights unless otherwise allowed by us. Upon the death of either Owner, the surviving Joint Owner will be deemed to be the primary Beneficiary unless you inform us otherwise. Any other Beneficiary designation will be treated as a contingent Beneficiary unless otherwise indicated on the Contract Schedule or in a Notice to us.

ANNUITANT - The Annuitant is the person designated by you as of the Issue Date, unless changed prior to the Annuity Date. Unless the Contract is owned by a non-natural person, you may change the Annuitant at any time prior to the Annuity Date. Any change of Annuitant is subject to our underwriting rules in effect at the time of the request.

ASSIGNMENT - You may assign your rights under this Contract unless restricted by applicable law, for example, in certain tax markets assignment of this Contract is prohibited by the Internal Revenue Code. An absolute assignment of the Contract by the Owner is a change of Owner and Beneficiary to the assignee. A collateral assignment of the Contract by the Owner is not a change of Owner or Beneficiary; but their rights will be subject to the terms of the assignment. Assignments will be subject to all payments made and actions taken by us before a signed copy of the assignment form is received by us at our Administrative Office. We will not be responsible for determining whether or not an assignment is valid.

                            BENEFICIARY PROVISIONS

BENEFICIARY - The Beneficiary is the person(s) named on the Contract Schedule or the surviving Joint Owner, unless changed. Unless you provide otherwise, the death benefit will be paid to or in equal shares as follows:

     1. to the primary Beneficiary (ies) who survive you (or who survive the Annuitant if the Owner is a non-natural person); or if there are none, then

     2. to the contingent Beneficiary (ies) who survive you (or who survive the Annuitant if the Owner is a non-natural person); or if there are none, then

     3.   to your estate.

CHANGE OF BENEFICIARY - Subject to the rights of any irrevocable Beneficiary, you may change the primary Beneficiary or contingent Beneficiary. A change may be made by filing a Notice with us. The change will take effect as of the date the Notice is signed, but we will not be liable for any payment made or action taken before we have recorded the change.


                          PURCHASE PAYMENT PROVISIONS

PURCHASE PAYMENTS -The initial Purchase Payment will be applied as of the later the Issue Date or the date the payment is received by us at our Administrative Office. We reserve the right to refuse Purchase Payments in excess of the amount described in the Contract Schedule.

ALLOCATION OF PURCHASE PAYMENTS - You choose how Purchase Payments are allocated subject to any Allocation Requirements. We reserve the right to change these requirements in the future. You may change your allocation for new Purchase Payments by telling us. The change will be effective upon receipt at our Administrative Office. If there are Joint Owners, unless we are instructed to the contrary, allocation instructions will be accepted from either one of the Joint Owners.


                           CONTRACT VALUE PROVISIONS

CONTRACT VALUE - Your Contract Value for any Business Day is the sum of your interests in the Subaccounts of the Separate Account (and your interests in any other account options that are included by Rider) as of such Business Day.

The portion of your Contract Value in a Subaccount is determined by multiplying the number of Accumulation Units allocated to the Contract for that Subaccount by its Accumulation Unit Value.

CHARGES AND FEES - We will deduct charges and fees from your Contract Value as described on the Contract Schedule (or in any applicable Rider).


                          SEPARATE ACCOUNT PROVISIONS

THE SEPARATE ACCOUNT - The Separate Account is designated on the Contract Schedule and consists of assets that are kept separate from our General Account assets and all of our other segregated asset accounts. The assets of the Separate Account, equal to reserves and other liabilities of your Contract and those of other owners who have an interest in the Separate Account, will not be charged with liabilities arising out of any other business we may do.

The Separate Account assets are divided into Subaccounts. The assets of each Subaccount are invested in Portfolio(s).

INVESTMENTS OF THE SEPARATE ACCOUNT - Purchase Payments applied to the Separate Account are allocated to the Subaccounts. We may, from time to time, add additional Portfolios to the Separate Account. You may be permitted to transfer all or a portion of your Contract Value to the Subaccounts that invest in the additional Portfolio(s). However, the right to make any transfer will be limited by any terms and conditions in effect at the time of transfer.

We can close, add or remove Portfolios as Subaccount investments as permitted by law. When a change is made, we will send you a revised prospectus for the Separate Account, which will describe all of the Portfolios then available under the Contract and/or any notice required by law. When a Portfolio is removed, we have the right to substitute a different Portfolio in which the Subaccount will then invest the value of the removed Portfolio.

CHANGE IN OPERATION - We reserve the right, subject to obtaining any necessary regulatory approvals, to eliminate Subaccounts; to make additional Subaccounts available; to deregister the Separate Account under the Investment Company Act of 1940 (the "1940 Act"); to make any changes required by the 1940 Act; to operate the Separate Account as a managed investment company under the 1940 Act or any other form permitted by law; to transfer all or a portion of the assets of a Subaccount or Separate Account or another Subaccount or segregated asset account pursuant to a combination or otherwise; and to create a new segregated asset account.

ACCUMULATION UNIT - Accumulation Units shall be used to account for all amounts put into or taken from a Subaccount of the Separate Account as a result of Purchase Payments, withdrawals, transfers, or fees and charges. We will determine the number of Accumulation Units of a Subaccount purchased or canceled. This is done by dividing the amount put into (or the amount taken from) the Subaccount, by the dollar value of one Accumulation Unit of the Subaccount as of the end of the Business Day during which the Notice for the transaction or the Purchase Payment is received by us.

ACCUMULATION UNIT VALUE - The initial Accumulation Unit Value for each Subaccount was set by us. Subsequent Accumulation Unit values for each Subaccount are determined by multiplying the Accumulation Unit Value for the immediately preceding Business Day by the Net Investment Factor of the Subaccount for the current Business Day.

The Accumulation Unit Value may increase or decrease from Business Day to Business Day.

To the extent permitted by law we may change when we calculate the Accumulation Unit Value by giving you 30 days notice or delay calculation of the Accumulation Unit Value if an emergency exists, making valuation of assets in the Separate Account not reasonably practicable, or the Securities and Exchange Commission permits such deferral.

NET INVESTMENT FACTOR - The Net Investment Factor for each Subaccount is determined by dividing A by B and multiplying by (1-C) where:

     A is  (i)   the net asset value per share of the Portfolio held by the
                 Subaccount at the end of the current Business Day; plus

           (ii) any dividend or capital gains per share declared on behalf of such Portfolio that has an ex-dividend date as of the current Business Day.

     B is the net asset value per share of the Portfolio held by the Subaccount for the immediately preceding Business Day.

     C is  (i)   the Separate Account Charges which are shown on the Contract
                 Schedule for each day since the last Business Day. The daily charge is equal to the annual Separate Account Charges divided by 365; plus
           (ii)  a charge factor, if any, for any taxes or any tax reserve we have established as a result of the operation of this Subaccount.


                              TRANSFER PROVISIONS

You may make certain transfers of your Contract Value as described below. You may choose to make these transfers by telephone or other means acceptable to us. However, to choose this option you must first provide us with a Notice in a form that we may require. If there are Joint Owners, unless we are instructed to the contrary, transfer instructions will be accepted from either one of the Joint Owners. We will not be liable for any transfers made in accordance with your instructions (or instructions from your designee if we agree to accept instructions from such designee). All transfers made on the same Business Day will be treated as one transfer. A transfer will be made as of the end of a

Business Day when we receive a Notice containing all the required information necessary to process the request. All transfers will be subject to the following:

     1. we reserve the right to limit the maximum number of transfers per Contract Year;

     2. we reserve the right to charge a fee for transfers. The transfer fee will be deducted from the Subaccount from which the transfer is made;

     3. we reserve the right to limit the amounts of transfers. If a Subaccount contains less than the amount described on the Contract Schedule then your entire interest in the Subaccount will be transferred;

     4. your right to make transfers is subject to limitations or modification by us if we determine, in our sole opinion that the exercise of the right by one or more owners with interests in the Subaccount is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that is considered by us to be to the disadvantage of other owners. A limitation or modification could be applied to transfers to, or from, one or more of the Subaccounts and could include, but is not limited to:

          a.   the requirement of a minimum time period between each transfer;

          b. not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;

          c. limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;

          d. requiring that a written transfer request be provided to us signed by an Owner;

     5. to the extent permitted by applicable law, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios under the Separate Account. In addition, in accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.

TRANSFERS DURING THE ACCUMULATION PERIOD - During the Accumulation Period, you may ask us to transfer any portion of your Contract Value from one Subaccount to another (or to any other account options included by Rider as allowed under that Rider). Transfers do not change the allocation instructions for future Purchase Payments or any pre-scheduled transfers. We reserve the right to waive any transfer limitations or fees.

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

TRANSFERS DURING THE INCOME PERIOD - Transfers made during the Income Period are subject to the following:

     1. you may not make a transfer to Fixed Income Payments from the Separate Account or to the Separate Account from Fixed Income Payments;

     2. transfers among Subaccounts will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next Variable Income Payment, if it were made on the transfer date, would be the same as it would have been without the transfer. Thereafter, Variable Income Payments will be computed based on the new number of Annuity Units.


                           DEATH BENEFIT PROVISIONS

DEATH OF OWNER DURING THE ACCUMULATION PERIOD - During the Accumulation Period, the death benefit will be paid to your Beneficiary(ies) upon our receipt of Notice of your death, or the first death of a Joint Owner. If the Contract is owned by a non-natural person, the Annuitant will be deemed the Owner for purposes of determining the death benefit. If there are Joint Owners, the age of the oldest will be used to determine the death benefit where applicable.

DEATH BENEFIT AMOUNT DURING THE ACCUMULATION PERIOD - The "Death Benefit Amount" is the Contract Value determined as of the end of the Business Day on which we have received Notice of both due proof of death and an acceptable election for the payment method. If the death benefit is not paid immediately in a lump sum, any portion of the Death Benefit Amount in the Separate Account remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to investment risk. This risk is borne by the Beneficiary(ies).

DEATH BENEFIT OPTIONS DURING THE ACCUMULATION PERIOD - In the event an Owner dies during the Accumulation Period, a Beneficiary must choose payment of the death benefit under one of the options below (unless the Owner has previously chosen an option). The death benefit options available under the Contract are:

     Option 1 - lump sum payment of the death benefit; or
     --------

     Option 2 - the payment of the entire death benefit within five (5) years of
     --------
     the date of the death of the Owner or the first Joint Owner to die; or

     Option 3 - payment of the death benefit under an Annuity Option or other
     --------
     option acceptable to us over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution

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

     beginning within one year of the date of death of the Owner or the first Joint Owner to die.

Any portion of the death benefit not applied under Option 3 within one (1) year of the date of the Owner's or Joint Owner's death must be distributed within five (5) years of the date of death.

BENEFICIARY CONTINUATION OPTIONS DURING ACCUMULATION PERIOD - We offer two types of Beneficiary Continuation Options during the Accumulation Period: the Spousal Continuation and Non-Spousal Beneficiary Continuation Options described below. We must receive Notice of the election of one of these Beneficiary Continuation Options by the end of the 90th day after we receive Notice of due proof of death. If the surviving spouse qualifies for Spousal Continuation and has not chosen one of the death benefit options above by the end of the 90 day period, the Spousal Continuation Option will be automatically applied on the 90th day. If a Non-Spousal Beneficiary qualifies for Non-Spousal Beneficiary Continuation and has not chosen one of the death benefit options above by the end of the 90 day period, the Non-Spousal Beneficiary Continuation Option will be automatically applied on the 90th day.

     SPOUSAL CONTINUATION DURING ACCUMULATION PERIOD - If the Owner dies during the Accumulation Period and the Beneficiary is his or her spouse, the Beneficiary may choose to continue the Contract in his or her own name and exercise all the Owner's rights under the Contract. The Death Benefit Amount under the continued contract payable upon the continuing spouse's death will be computed as described above in the Death Benefit Amount During the Accumulation Period section.

     NON-SPOUSAL BENEFICIARY CONTINUATION DURING ACCUMULATION PERIOD - A Beneficiary who is not a spouse can choose to continue the Contract until the fifth anniversary of the Owner's death. The Contract can be continued by a Beneficiary only if his or her share of the death benefit is at least equal to our published minimum for this right. If the Beneficiary continues the Contract under this provision his or her share will not be paid. It will instead continue to be allocated to the Subaccounts (and any other accounts included by Rider) in the same proportion as the Contract Value was allocated on the date we receive Notice of the Owner's death. Such Beneficiary will have the right to make transfers and partial and full withdrawals of his/her share of the Contract. During this continuation period no Purchase Payments can be made and the Death Benefit Amount will equal the Beneficiary's share of the Contract Value on the date we receive Notice of his/her death. The death benefit is payable in a single lump sum payment.

     On the fifth anniversary of the Owner's death any living Beneficiary will be paid his/her share of the Contract Value in a single lump sum payment and this Contract will terminate.

     During the continuation period the Beneficiary can choose to receive his/her share of this Contract in a single lump sum payment or apply it to an Annuity Option or other option acceptable to us that must be payable for the life of the Beneficiary or for a term no longer than the life expectancy of the Beneficiary starting within one year after the death of the Owner.

DEATH OF OWNER DURING THE INCOME PERIOD - If the Owner or a Joint Owner, who is not the Annuitant, dies during the Annuity Period, any remaining payments under the Annuity Option chosen will continue at least as rapidly as under the method of distribution in effect at the time of the Owner's death. Upon the death of the Owner or a Joint Owner during the Annuity Period, the Beneficiary becomes entitled to exercise the rights of the Owner. If an Owner is the Annuitant, the death benefit, if any, will be as specified in the Annuity Option chosen.

DEATH OF ANNUITANT DURING ACCUMULATION PERIOD - Upon the death of an Annuitant, who is not the Owner or Joint Owner, during the Accumulation Period, the Owner automatically becomes the Annuitant, unless the Owner chooses a new Annuitant subject to our underwriting rules in effect at the time of the request for this change. If the Owner is a non-natural person, the death of the any Annuitant will be treated as the death of an Owner.

DEATH OF ANNUITANT DURING ANNUITY PERIOD - Upon the death of the Annuitant during the Annuity Period, the death benefit, if any, will be as specified in the Annuity Option chosen. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

PAYMENT OF DEATH BENEFIT - We will require Notice of due proof of death before any death benefit is paid.

Any death benefit will be paid in accordance with applicable law or regulations governing death benefit payments.

In all events and notwithstanding any provision of this Contract to the contrary, this Contract will be construed and administered in accordance with
Section 72 (s) of the Internal Revenue Code, as amended.

                              WITHDRAWAL PROVISIONS

WITHDRAWALS - Prior to the Annuity Date, you may, upon Notice to us, make a full or partial withdrawal of the Withdrawal Value. A withdrawal will result in the cancellation of Accumulation Units from each applicable Subaccount of the Separate Account in the ratio that the portion of the Contract Value in the Subaccount bears to the total Contract Value. Any other account options included by Rider may be similarly reduced as detailed in such Rider. If another method is desired, you must specify in a Notice to us from which Subaccount(s) (or other accounts included by Rider) values are to be withdrawn.

Each partial withdrawal must be for an amount, which is not less than the minimum shown on the Contract schedule, or, if smaller, the remaining Withdrawal Value. If the withdrawal would result in the Contract Value being less than the Minimum Contract Value as shown on the Contract schedule we will treat the withdrawal request as a request for a full withdrawal.

WITHDRAWAL CHARGE - Upon withdrawal of all or a portion of the Contract Value, a Withdrawal Charge as described on the Contract schedule may be assessed. We may waive the withdrawal charge if we agree in writing that none will apply; for example, we may waive the withdrawal charge if you directly transfer the amount withdrawn to a funding vehicle pre-approved by us.

For a partial withdrawal, the Withdrawal Charge will be deducted from the remaining Contract Value, if sufficient, or from the amount withdrawn.


                               ANNUITY PROVISIONS

ELECTION OF ANNUITY OPTION - The Annuity Option is chosen by you or your Beneficiary in a form satisfactory to us. We will automatically send you information about Annuity Options before your Annuity Date. If you do not choose an Annuity Option or make a full withdrawal by the Maturity Date we will automatically pay you under Option 2 - Life Annuity with Ten (10) Years of Income Payments Guaranteed. You can make or change or revoke your Annuity Option choice before the death benefit becomes payable or the Annuity Date, whichever occurs first.

ANNUITY OPTIONS - You may choose to receive Income Payments monthly, quarterly, semi-annually or annually. The following Annuity Options, or any other options acceptable to you and us, may be chosen:

     Income for Specified Number of Years
     We make payments starting on the Annuity Date and continuing for the number of years chosen. The maximum number of years is 30.

         Life Income
         We make payments starting on the Annuity Date and continuing:
               1. During the life of the Annuitant, with no payment after the death of the Annuitant, a "Life Income, No Refund"; or

               2. During the life of the Annuitant, but for at least 10 years, a "Life Income, 10 Years Certain"; or

               3. During the life of the Annuitant, but for at least 20 years, a "Life Income, 20 Years Certain."

         Life Income for Two Lives
         We make payments starting on the Annuity Date and continuing:

               1. While either of two Annuitants is living, a "Joint and Survivor Life Income"; or

               2. While either of two Annuitants is living, but for at least 10 years, a "Joint and Survivor Life Income, 10 Years Certain"; or

               3. While either of two Annuitants are living, and after the death of one Annuitant while the other Annuitant is living, two-thirds of the payment amount that would be payable if both Annuitants were living, a " Joint and 2/3 to Survivor Life Income."

         Income to Age 100 (For Variable Payments Only)
         We make Variable Income Payments starting on the Annuity Date and continuing for a whole number of years. The number of years chosen must equal 100 minus the Annuitant's age on the Annuity Date.

INCOME PAYMENTS - You can choose to have the Annuity Option payable as Fixed Income Payments or Variable Income Payments or a combination. Fixed Income Payments are guaranteed as to dollar amount. Variable Income Payments will reflect the investment experience of the Separate Account in accordance with the allocation of the Contract Value to the Subaccounts. Unless another payee is designated, you will be the payee of the Income Payments.

The "Adjusted Contract Value" on the Annuity Calculation Date is applied to the applicable Fixed and/or Variable Annuity Tables for the Annuity Option chosen to determine your first Income Payment. The Adjusted Contract Value is determined on the Annuity Calculation Date, which is a Business Day no more than five Business Days prior to the Annuity Date. The Adjusted Contract Value is the Contract Value, less any Premium and Other Taxes and less any applicable charges and fees as described in the Contract Schedule (or any Rider). The amount of the first payment for each $1,000 of Adjusted Contract Value is shown in the Annuity Tables. You may also apply a portion of your Adjusted Contract Value to an Annuity Option subject to our published rules.

FIXED INCOME PAYMENTS - Fixed Income Payments are based upon the Annuity Option chosen, the Annuitant's Attained Age and sex, and the appropriate Fixed Annuity Option Table. If, as of the Annuity Calculation Date, the then-current Fixed Annuity Option rates applicable to this class of contracts provide a Fixed Income Payment greater than the one guaranteed under this Contract for the same Annuity Option, then the greater payment will be made. These payments will be reduced by any applicable charges and fees as described in the Contract Schedule (or any Rider).

VARIABLE INCOME PAYMENTS - Variable Income Payments are not predetermined as to dollar amount; and will increase or decrease in proportion to the amount that the Net Investment Factor exceeds the Assumed Investment Return chosen.

The dollar amount of the first Variable Income Payment is determined based upon the Annuity Option chosen, the Annuitant's Attained Age and sex, and the appropriate Variable Annuity Option Table. If, as of the Annuity Calculation Date, the then current Variable Annuity Option rates applicable to this class of Contracts provide a first Variable Income Payment greater than the one guaranteed under this Contract for the same Annuity Option, the greater payment will be made. This payment will be reduced by any applicable charges and fees as described in the Contract Schedule (or any Rider).

After the first payment the dollar amount of the Variable Income Payment for each Subaccount will be determined as follows:

     The number of Annuity Units for each Subaccount is multiplied by the Subaccount's Annuity Unit value for the Business Day that the Variable Income Payment is being calculated. This result is the dollar amount of the payment for that Subaccount, less any applicable charges and fees as described in the Contract Schedule (or any Rider).

     The number of Annuity Units for each Subaccount is initially established by dividing the dollar amount of the first Variable Income Payment applicable to a Subaccount by that Subaccount's Annuity Unit value as of the Annuity Calculation Date. This number of Annuity Units remains fixed during the Income Period, unless you make transfers to or from the Subaccount. A new number of Annuity Units for the Subaccount would be computed to reflect such transfers;

The total dollar amount of each Variable Income Payment is the sum of all Subaccount Variable Income Payments.

COMMUTATION OF VARIABLE INCOME PAYMENTS CERTAIN - The Owner can withdraw the commuted value of Variable Income Payments Certain, which are Variable Income Payments payable for a guaranteed period. The interest rate used to compute the commuted value of any unpaid Variable Income Payments Certain will be the Assumed Investment Return chosen for the Annuity Option. Fixed Income Payments cannot be commuted.

If the Withdrawal Charge was waived when the Adjusted Contract Value was applied to an Annuity Option, the commuted value will be reduced by a portion of the charge that was waived. The amount deducted from the commuted value will equal
       (a) the charge that was waived, multiplied by:
       (b) the number of whole months remaining from the date of the commutation until the date when the charge would be zero (0), divided by:
       (c) the number of whole months that were remaining when the Adjusted Contract Value was applied to the Annuity Option until the date when the charge would be zero (0).

ANNUITY UNIT - The initial Annuity Unit Value for each Subaccount of the Separate Account was set by us.

The subsequent Annuity Unit value for each Subaccount is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the Subaccount's Net Investment Factor for the current Business Day and multiplying the result by a factor for each day since the last Business Day which offsets the Assumed Investment Return used to develop the Variable Annuity Tables. You choose the Assumed Investment Return (which must be acceptable to us) to be used at or before the Annuity Date. Upon thirty (30) days Notice, prior to the Annuity Date, you may change the chosen Assumed Investment Return. If you do not choose an Assumed Investment Return, the Assumed Investment Return is determined as described in the Contract Schedule.

FREQUENCY AND AMOUNT OF INCOME PAYMENTS - Income Payments will be paid as monthly installments or at any frequency acceptable to you and us. If the amount of the Adjusted Contract Value to be applied under an Annuity Option is less than $5,000, we reserve the right to make one lump sum payment in lieu of Income Payments. If the amount of the first Income Payment would be less than $100, we may reduce the frequency of payments to an interval which will result in the payment being at least $100.

BASIS OF PAYMENTS - The Annuity Tables are based on the tables defined under the Annuity Requirements described in the Contract Schedule. We guarantee that the dollar amount of each Variable Income Payment after the first Income Payment will not be affected by variations in actual mortality experience or expenses, but only by investment experience. The amount of each Fixed Income Payment is guaranteed by us.


                 SUSPENSION OR DEFERRAL OF PAYMENTS OR TRANSFERS

We reserve the right to suspend or postpone payments of any amounts due under the Contract when permitted under applicable Federal or state laws, rules and regulations. We reserve the right to suspend or postpone payments from the Separate Account for a death benefit, withdrawal or transfer for any period when:

     1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2.   trading on the New York Stock Exchange is restricted;

     3. an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

     4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of the Owners.

The applicable rules and regulations of the Securities and Exchange Commission will govern as to whether the conditions described in (2) and (3) exist.

                             FIXED ANNUITY TABLES

                            VARIABLE ANNUITY TABLES